Exhibit 99.1

Press Release August 5, 2011
HollyFrontier Corporation Reports Record Second Quarter 2011 Results
Dallas, Texas, August 5, 2011 — HollyFrontier Corporation (NYSE-HFC) (“HollyFrontier” or the “Company”) today reported record quarterly net income attributable to HollyFrontier stockholders of $192.2 million or $3.58 per diluted share for the quarter ended June 30, 2011, compared to $66.2 million or $1.24 per diluted share for the quarter ended June 30, 2010. For the six months ended June 30, 2011, net income attributable to HollyFrontier stockholders totaled $276.9 million or $5.16 per diluted share compared to $38.1 million or $0.71 per diluted share for the six months ended June 30, 2010.
For the most recent quarter, income increased by $126.1 million, or 191% compared to the same period of 2010. This increase in the most recent quarter was due principally to the effects of significantly higher refinery gross margins largely attributable to the considerable price differences between WTI crude oil and coastal crude oils like Brent and LLS. Substantially all of the crude oil run by HollyFrontier is priced at WTI or less. Overall refinery gross margins were $21.42 per produced barrel in the most recent quarter, a 95% increase compared to $11.01 for the same period last year. Production levels averaged 232,050 barrels per day (“BPD”) for the current year’s second quarter.
“We are extremely pleased with our second quarter results, reflecting the most profitable quarter in our history,” said Matthew Clifton, Executive Chairman of HollyFrontier. “Significant year-over-year margin improvements at each of our refineries, contributed to a 126% increase in EBITDA levels to $351 million for the three months ended June 30, 2011, compared to $155 million for the same period of 2010. Both our Tulsa and Navajo refineries earned approximately $140 million in EBITDA during the quarter. Our processing of lower priced WTI related crudes combined with strong transportation fuel cracks at all of our refineries helped fuel these improved results. Additionally, our Tulsa refinery benefited from attractive lube margins.
“Overall refinery production levels improved through the quarter as we rebounded from operational issues earlier in the year. For the month of June 2011, our total production was over 250,000 BPD and we have continued near such levels into the third quarter. We are on schedule for completion of the interconnect pipeline project at our Tulsa refinery later this summer. Upon completion, we expect the pipelines to lower operating expenses and enhance the earnings potential of our Tulsa refinery,” Clifton said.
HollyFrontier’s Chief Executive Officer and President, Michael Jennings, commented, “We completed our merger on July 1, 2011 forming the new HollyFrontier Corporation. Our integration of the two companies is moving along well and we are now starting to realize cost savings opportunities and operational synergies. The combination has strengthened our strategic position by diversifying revenue streams, expanding infrastructure and increasing asset scale.

We began the third quarter as a combined company with over $1.3 billion in cash and marketable securities and a new $1 billion revolving credit facility, making our financial condition one of the strongest among our independent refining peers.”
Sales and other revenues for the second quarter of 2011 were $2,967.1 million, a 38% increase compared to the three months ended June 30, 2010. This increase was due primarily to the effects of a 39% year-over-year increase in second quarter refined product sales prices. Cost of products sold was $2,447.1 million, a 32% increase compared to the second quarter of 2010 due mainly to higher crude oil acquisition costs.
Legacy Frontier Oil Corporation Second Quarter 2011 Results
For the quarter ended June 30, 2011, the legacy Frontier Oil Corporation (“Frontier”) business operations also generated strong quarterly results with net income of $167.1 million, or $1.57 per diluted share, compared to $66.1 million, or $0.63 per diluted share for the second quarter of 2010. EBITDA for the second quarter of 2011 was $296.2 million compared to $141.9 million for the same period last year. The legacy Frontier results of operations for the three and six months ended June 30, 2011 and 2010 are not included in the HFC results for the three and six month periods and will be made available in a HollyFrontier Form 8-K that will be filed with the SEC on August 8, 2011.
The Company has scheduled a webcast conference call for today, August 5, 2011, at 10:00 AM Eastern Time to discuss financial results. This webcast may be accessed at: http://www.videonewswire.com/event.asp?id=81267.
An audio archive of this webcast will be available using the above noted link through August 18, 2011.
HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier operates through its subsidiaries a 100,000 barrels per stream day (“bpsd”) refinery located in Artesia, New Mexico, a 125,000 bpsd refinery in Tulsa, Oklahoma, a 31,000 bpsd refinery in Woods Cross, Utah, a 135,000 bpsd refinery located in El Dorado, Kansas, and a 52,000 bpsd refinery located in Cheyenne, Wyoming. HollyFrontier markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. A subsidiary of HollyFrontier also owns a 34% interest (including the general partner interest) in Holly Energy Partners, L.P.
The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions, our ability to successfully integrate the operations of Holly’s and Frontier’s businesses and to realize fully or at all the anticipated benefits of our “merger of equals” with Frontier, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS
Financial Data (all information in this release is unaudited)

	Three Months Ended
	June 30,		Change from 2010
	2011	2010	Change	Percent
	(In thousands, except per share data)

Sales and other revenues	$2,967,133	$2,145,860	$821,273	38.3%

Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	2,447,095	1,848,212	598,883	32.4
Operating expenses (exclusive of depreciation and amortization)	139,345	120,831	18,514	15.3
General and administrative expenses (exclusive of depreciation and amortization)	18,682	15,829	2,853	18.0
Depreciation and amortization	31,832	28,824	3,008	10.4

Total operating costs and expenses	2,636,954	2,013,696	623,258	31.0

Income from operations	330,179	132,164	198,015	149.8

Other income (expense):
Equity in earnings of SLC Pipeline	467	544	(77)	(14.2)
Interest income	657	635	22	3.5
Interest expense	(15,193)	(21,023)	5,830	(27.7)
Merger transaction costs	(2,316)	—	(2,316)	—

	(16,385)	(19,844)	3,459	(17.4)

Income before income taxes	313,794	112,320	201,474	179.4

Income tax provision	111,961	39,654	72,307	182.3

Net income	201,833	72,666	129,167	177.8

Less net income attributable to noncontrolling interest	9,598	6,504	3,094	47.6

Net income attributable to HollyFrontier stockholders	$192,235	$66,162	$126,073	190.6%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$3.60	$1.24	$2.36	190.3%

Diluted	$3.58	$1.24	$2.34	188.7%

Cash dividends declared per common share	$0.15	$0.15	$—	—%

Average number of common shares outstanding:
Basic	53,365	53,206	159	0.3%
Diluted	53,670	53,408	262	0.5%

EBITDA	$350,564	$155,028	$195,536	126.1%

	Six Months Ended
	June 30,		Change from 2010
	2011	2010	Change	Percent
	(In thousands, except per share data)

Sales and other revenues	$5,293,718	$4,020,150	$1,273,568	31.7%

Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	4,431,712	3,572,076	859,636	24.1
Operating expenses (exclusive of depreciation and amortization)	274,088	248,375	25,713	10.4
General and administrative expenses (exclusive of depreciation and amortization)	35,500	33,698	1,802	5.3
Depreciation and amortization	63,140	56,581	6,559	11.6

Total operating costs and expenses	4,804,440	3,910,730	893,710	22.9

Income from operations	489,278	109,420	379,858	347.2

Other income (expense):
Equity in earnings of SLC Pipeline	1,207	1,025	182	17.8
Interest income	742	694	48	6.9
Interest expense	(31,397)	(38,745)	7,348	(19.0)
Merger transaction costs	(6,014)	—	(6,014)	—

	(35,462)	(37,026)	1,564	(4.2)

Income before income taxes	453,816	72,394	381,422	526.9

Income tax provision	160,972	22,982	137,990	600.4

Net income	292,844	49,412	243,432	492.7

Less net income attributable to noncontrolling interest	15,915	11,344	4,571	40.3

Net income attributable to HollyFrontier stockholders	$276,929	$38,068	$238,861	627.5%

Earnings per share attributable to HollyFrontier stockholders:
Basic	$5.19	$0.72	$4.47	620.8%

Diluted	$5.16	$0.71	$4.45	626.8%

Cash dividends declared per common share	$0.30	$0.30	$—	—%

Average number of common shares outstanding:
Basic	53,336	53,152	184	0.3%
Diluted	53,643	53,375	268	0.5%

EBITDA	$531,696	$155,682	$376,014	241.5%
Balance Sheet Data

	June 30,	December 31,
	2011	2010
	(In thousands)

Cash, cash equivalents and investments in marketable securities	$517,347	$230,444
Working capital	$467,381	$313,580
Total assets	$4,165,303	$3,701,475
Long-term debt	$838,866	$810,561
Total equity	$1,559,188	$1,288,139

Segment Information
Our operations are currently organized into two reportable segments, Refining and HEP. Our operations that are not included in the Refining and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Consolidations and Eliminations. Prior to the merger, the Refining segment included the operations of our Navajo, Woods Cross and Tulsa refineries and NK Asphalt Partners (“NK Asphalt”). The Refining segment involves the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel, jet fuel and specialty lubricant products. The petroleum products produced by the Refining segment are primarily marketed in the Southwest, Rocky Mountain and Mid-Continent regions of the United States and northern Mexico. Additionally, the Refining segment includes specialty lubricant products produced at our Tulsa refinery that are marketed throughout North America and are distributed in Central and South America. NK Asphalt operates various asphalt terminals in Arizona, New Mexico and Texas.
The HEP segment involves all of the operations of HEP. HEP owns and operates a system of petroleum product and crude gathering pipelines in Texas, New Mexico, Oklahoma and Utah, distribution terminals in Texas, New Mexico, Arizona, Utah, Idaho, and Washington and refinery tankage in New Mexico, Utah and Oklahoma. Revenues are generated by charging tariffs for transporting petroleum products and crude oil through its pipelines, by leasing certain pipeline capacity to Alon USA, Inc., by charging fees for terminalling refined products and other hydrocarbons, and storing and providing other services at its storage tanks and terminals. The HEP segment also includes a 25% interest in SLC Pipeline LLC (“SLC Pipeline”) that services refineries in the Salt Lake City, Utah area. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations.

				Consolidations
			Corporate	and	Consolidated
	Refining	HEP(1)	and Other	Eliminations	Total
	(In thousands)

Three Months Ended June 30, 2011
Sales and other revenues	$2,953,226	$50,940	$153	$(37,186)	$2,967,133
Depreciation and amortization	$23,478	$7,309	$1,252	$(207)	$31,832
Income (loss) from operations	$321,032	$27,692	$(18,040)	$(505)	$330,179
Capital expenditures	$25,152	$11,425	$45,690	$—	$82,267

Three Months Ended June 30, 2010
Sales and other revenues	$2,137,361	$45,483	$150	$(37,134)	$2,145,860
Depreciation and amortization	$20,599	$7,187	$1,333	$(295)	$28,824
Income (loss) from operations	$124,549	$22,888	$(15,111)	$(162)	$132,164
Capital expenditures	$42,492	$2,576	$364	$—	$45,432

Six Months Ended June 30, 2011
Sales and other revenues	$5,268,318	$95,945	$801	$(71,346)	$5,293,718
Depreciation and amortization	$46,461	$14,544	$2,549	$(414)	$63,140
Income (loss) from operations	$473,136	$51,303	$(34,138)	$(1,023)	$489,278
Capital expenditures	$45,784	$22,900	$87,621	$—	$156,305

Six Months Ended June 30, 2010
Sales and other revenues	$4,004,534	$86,172	$217	$(70,773)	$4,020,150
Depreciation and amortization	$41,325	$13,992	$1,854	$(590)	$56,581
Income (loss) from operations	$99,969	$41,149	$(30,877)	$(821)	$109,420
Capital expenditures	$70,764	$4,487	$1,279	$—	$76,530

June 30, 2011
Cash, cash equivalents and investments in marketable securities	$—	$1,402	$515,945	$—	$517,347
Total assets	$2,614,120	$678,508	$901,439	$(28,764)	$4,165,303
Long-term debt	$—	$510,566	$344,996	$(16,696)	$838,866

December 31, 2010
Cash, cash equivalents and investments in marketable securities	$—	$403	$230,041	$—	$230,444
Total assets	$2,490,193	$669,820	$573,531	$(32,069)	$3,701,475
Long-term debt	$—	$482,271	$345,215	$(16,925)	$810,561

Refining Operating Data
Prior to the merger, our refinery operations included the Navajo, Woods Cross and Tulsa refineries. The following tables set forth information, including non-GAAP performance measures about our consolidated refinery operations. The cost of products and refinery gross margin do not include the effect of depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Navajo Refinery
Crude charge (BPD) (1)	86,080	82,370	78,070	80,650
Refinery throughput (BPD) (2)	94,190	92,440	86,600	91,470
Refinery production (BPD) (3)	93,620	91,750	85,220	89,650
Sales of produced refined products (BPD)	94,340	93,040	87,130	90,000
Sales of refined products (BPD) (4)	98,120	96,280	92,440	93,220

Refinery utilization (5)	86.1%	82.4%	78.1%	80.7%

Average per produced barrel (6)
Net sales	$126.36	$91.21	$119.35	$89.70
Cost of products (7)	104.24	82.08	100.30	82.50

Refinery gross margin	22.12	9.13	19.05	7.20
Refinery operating expenses (8)	5.17	4.61	5.71	4.88

Net operating margin	$16.95	$4.52	$13.34	$2.32

Refinery operating expenses per throughput barrel	$5.18	$4.64	$5.74	$4.80

Feedstocks:
Sour crude oil	71%	85%	72%	86%
Sweet crude oil	4%	4%	4%	4%
Heavy sour crude oil	16%	—%	14%	—%
Other feedstocks and blends	9%	11%	10%	10%

Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	52%	57%	52%	57%
Diesel fuels	32%	31%	33%	31%
Jet fuels	1%	5%	1%	4%
Fuel oil	7%	3%	6%	4%
Asphalt	4%	2%	4%	2%
LPG and other	4%	2%	4%	2%

Total	100%	100%	100%	100%

Woods Cross Refinery
Crude charge (BPD) (1)	26,840	27,450	26,310	26,570
Refinery throughput (BPD) (2)	28,740	28,940	28,320	28,030
Refinery production (BPD) (3)	28,320	28,850	27,480	27,700
Sales of produced refined products (BPD)	27,600	29,070	27,130	28,620
Sales of refined products (BPD) (4)	27,600	29,140	27,170	28,750

Refinery utilization (5)	86.6%	88.5%	84.9%	85.7%

Average per produced barrel (6)
Net sales	$128.02	$96.62	$118.62	$93.15
Cost of products (7)	99.79	74.26	94.95	74.48

Refinery gross margin	28.23	22.36	23.67	18.67
Refinery operating expenses (8)	6.16	5.30	6.29	5.74

Net operating margin	$22.07	$17.06	$17.38	$12.93

Refinery operating expenses per throughput barrel	$5.92	$5.32	$6.03	$5.86

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Feedstocks:
Sweet crude oil	61%	60%	59%	60%
Heavy sour crude oil	5%	5%	5%	6%
Black wax crude oil	28%	29%	29%	29%
Other feedstocks and blends	6%	6%	7%	5%

Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	61%	62%	61%	63%
Diesel fuels	31%	31%	30%	29%
Jet fuels	1%	1%	1%	1%
Fuel oil	3%	1%	3%	1%
Asphalt	2%	3%	3%	3%
LPG and other	2%	2%	2%	3%

Total	100%	100%	100%	100%

Tulsa Refinery (8)
Crude charge (BPD) (1)	110,100	118,480	107,860	111,080
Refinery throughput (BPD) (2)	111,850	119,800	109,290	112,350
Refinery production (BPD) (3)	110,110	112,860	107,050	107,900
Sales of produced refined products (BPD)	112,710	111,880	106,400	105,360
Sales of refined products (BPD) (4)	114,300	111,880	107,390	106,280

Refinery utilization (5)	88.1%	94.8%	86.3%	88.9%

Average per produced barrel (6)
Net sales	$129.11	$90.93	$122.65	$88.74
Cost of products (7)	109.94	81.32	105.53	82.05

Refinery gross margin	19.17	9.61	17.12	6.69
Refinery operating expenses (8)	5.56	4.70	5.76	5.26

Net operating margin	$13.61	$4.91	$11.36	$1.43

Refinery operating expenses per throughput barrel	$5.60	$4.39	$5.61	$4.93

Feedstocks:
Sweet crude oil	93%	89%	95%	94%
Heavy sour crude oil	5%	3%	4%	1%
Sour crude oil	—%	8%	—%	4%
Other feedstocks and blends	2%	—%	1%	1%

Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	38%	37%	37%	39%
Diesel fuels	30%	32%	30%	31%
Jet fuels	8%	9%	8%	9%
Lubricants	10%	10%	11%	10%
Gas oil / intermediates	6%	3%	6%	3%
Asphalt	5%	4%	5%	4%
LPG and other	3%	5%	3%	4%

Total	100%	100%	100%	100%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Consolidated
Crude charge (BPD) (1)	223,020	228,300	212,240	218,300
Refinery throughput (BPD) (2)	234,780	241,180	224,210	231,850
Refinery production (BPD) (3)	232,050	233,460	219,750	225,250
Sales of produced refined products (BPD)	234,650	233,990	220,660	223,980
Sales of refined products (BPD) (4)	240,020	237,300	227,000	228,250

Refinery utilization (5)	87.1%	89.2%	82.9%	85.3%

Average per produced barrel (6)
Net sales	$127.87	$91.75	$120.85	$89.69
Cost of products (7)	106.45	80.74	102.16	81.26

Refinery gross margin	21.42	11.01	18.69	8.43
Refinery operating expenses (8)	5.48	4.74	5.80	5.17

Net operating margin	$15.94	$6.27	$12.89	$3.26

Refinery operating expenses per throughput barrel	$5.47	$4.60	$5.71	$4.99

Feedstocks:
Sour crude oil	29%	37%	28%	36%
Sweet crude oil	54%	53%	55%	55%
Heavy sour crude oil	9%	2%	8%	1%
Black wax crude oil	3%	3%	4%	3%
Other feedstocks and blends	5%	5%	5%	5%

Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	46%	48%	46%	49%
Diesel fuels	31%	32%	32%	31%
Jet fuels	4%	6%	4%	6%
Fuel oil	3%	1%	3%	2%
Asphalt	5%	3%	4%	3%
Lubricants	5%	5%	5%	5%
Gas oil / intermediates	3%	2%	3%	1%
LPG and other	3%	3%	3%	3%

Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refinery.

(3)
Refinery production represents the barrels per day of refined products yielded from processing crude and other refinery feedstocks through the crude units and other conversion units at our refineries. Refinery production excludes fuel produced for refinery consumption.

(4)	Includes refined products purchased for resale.

(5)	Represents crude charge divided by total crude capacity (BPSD). Our consolidated crude capacity is 256,000 BPSD.

(6)
Represents average per barrel amount for produced refined products sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(7)	Transportation, terminal and refinery storage costs billed from HEP are included in cost of products.

(8)	Represents operating expenses of our refineries, exclusive of depreciation and amortization.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles
Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) to amounts reported under generally accepted accounting principles in financial statements.
Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants.
Set forth below is our calculation of EBITDA.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(In thousands)

Net income attributable to HollyFrontier stockholders	$192,235	$66,162	$276,929	$38,068
Add income tax provision	111,961	39,654	160,972	22,982
Add interest expense	15,193	21,023	31,397	38,745
Subtract interest income	(657)	(635)	(742)	(694)
Add depreciation and amortization	31,832	28,824	63,140	56,581

EBITDA	$350,564	$155,028	$531,696	$155,682

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.
Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis.
We calculate refinery gross margin and net operating margin using net sales, cost of products and operating expenses, in each case averaged per produced barrel sold. These two margins do not include the effect of depreciation and amortization. Each of these component performance measures can be reconciled directly to our Consolidated Statements of Income.
Other companies in our industry may not calculate these performance measures in the same manner.

Refinery Gross Margin
Refinery gross margin per barrel is the difference between average net sales price and average cost of products per barrel of produced refined products. Refinery gross margin for each of our refineries and for all of our refineries on a consolidated basis is calculated as shown below.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Average per produced barrel:

Navajo Refinery
Net sales	$126.36	$91.21	$119.35	$89.70
Less cost of products	104.24	82.08	100.30	82.50

Refinery gross margin	$22.12	$9.13	$19.05	$7.20

Woods Cross Refinery
Net sales	$128.02	$96.62	$118.62	$93.15
Less cost of products	99.79	74.26	94.95	74.48

Refinery gross margin	$28.23	$22.36	$23.67	$18.67

Tulsa Refinery
Net sales	$129.11	$90.93	$122.65	$88.74
Less cost of products	109.94	81.32	105.53	82.05

Refinery gross margin	$19.17	$9.61	$17.12	$6.69

Consolidated
Net sales	$127.87	$91.75	$120.85	$89.69
Less cost of products	106.45	80.74	102.16	81.26

Refinery gross margin	$21.42	$11.01	$18.69	$8.43

Net Operating Margin
Net operating margin per barrel is the difference between refinery gross margin and refinery operating expenses per barrel of produced refined products. Net operating margin for each of our refineries and for all of our refineries on a consolidated basis is calculated as shown below.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Average per produced barrel:

Navajo Refinery
Refinery gross margin	$22.12	$9.13	$19.05	$7.20
Less refinery operating expenses	5.17	4.61	5.71	4.88

Net operating margin	$16.95	$4.52	$13.34	$2.32

Woods Cross Refinery
Refinery gross margin	$28.23	$22.36	$23.67	$18.67
Less refinery operating expenses	6.16	5.30	6.29	5.74

Net operating margin	$22.07	$17.06	$17.38	$12.93

Tulsa Refinery
Refinery gross margin	$19.17	$9.61	$17.12	$6.69
Less refinery operating expenses	5.56	4.70	5.76	5.26

Net operating margin	$13.61	$4.91	$11.36	$1.43

Consolidated
Refinery gross margin	$21.42	$11.01	$18.69	$8.43
Less refinery operating expenses	5.48	4.74	5.80	5.17

Net operating margin	$15.94	$6.27	$12.89	$3.26

Below are reconciliations to our Consolidated Statements of Income for (i) net sales, cost of products and operating expenses, in each case averaged per produced barrel sold, and (ii) net operating margin and refinery gross margin. Due to rounding of reported numbers, some amounts may not calculate exactly.
Reconciliations of refined product sales from produced products sold to total sales and other revenues

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)
Navajo Refinery
Average sales price per produced barrel sold	$126.36	$91.21	$119.35	$89.70
Times sales of produced refined products sold (BPD)	94,340	93,040	87,130	90,000
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$1,084,793	$772,242	$1,882,213	$1,461,213

Woods Cross Refinery
Average sales price per produced barrel sold	$128.02	$96.62	$118.62	$93.15
Times sales of produced refined products sold (BPD)	27,600	29,070	27,130	28,620
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$321,535	$255,596	$582,487	$482,537

Tulsa Refinery
Average sales price per produced barrel sold	$129.11	$90.93	$122.65	$88.74
Times sales of produced refined products sold (BPD)	112,710	111,880	106,400	105,360
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$1,324,231	$925,766	$2,362,043	$1,692,286

Sum of refined product sales from produced products sold from our three refineries (1)	$2,730,559	$1,953,604	$4,826,743	$3,636,036
Add refined product sales from purchased products and rounding (2)	63,038	27,296	138,659	68,680

Total refined product sales	2,793,597	1,980,900	4,965,402	3,704,716
Add direct sales of excess crude oil (3)	138,492	114,155	273,901	249,017
Add other refining segment revenue (4)	21,137	42,306	29,015	50,801

Total refining segment revenue	2,953,226	2,137,361	5,268,318	4,004,534
Add HEP segment sales and other revenues	50,940	45,483	95,945	86,172
Add corporate and other revenues	153	150	801	217
Subtract consolidations and eliminations	(37,186)	(37,134)	(71,346)	(70,773)

Sales and other revenues	$2,967,133	$2,145,860	$5,293,718	$4,020,150

(1)	The above calculations of refined product sales from produced products sold can also be computed on a consolidated basis. These amounts may not calculate exactly due to rounding of reported numbers.

(2)	We purchase finished products when opportunities arise that provide a profit on the sale of such products, or to meet delivery commitments.

(3)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at carryover cost.

(4)	Other refining segment revenue includes the incremental revenues associated with NK Asphalt and revenue derived from feedstock and sulfur credit sales.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)

Average sales price per produced barrel sold	$127.87	$91.75	$120.85	$89.69
Times sales of produced refined products sold (BPD)	234,650	233,990	220,660	223,980
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$2,730,559	$1,953,604	$4,826,743	$3,636,036

Reconciliation of average cost of products per produced barrel sold to total cost of products sold

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)
Navajo Refinery
Average cost of products per produced barrel sold	$104.24	$82.08	$100.30	$82.50
Times sales of produced refined products sold (BPD)	94,340	93,040	87,130	90,000
Times number of days in period	91	91	181	181

Cost of products for produced products sold	$894,894	$694,942	$1,581,784	$1,343,925

Woods Cross Refinery
Average cost of products per produced barrel sold	$99.79	$74.26	$94.95	$74.48
Times sales of produced refined products sold (BPD)	27,600	29,070	27,130	28,620
Times number of days in period	91	91	181	181

Cost of products for produced products sold	$250,633	$196,445	$466,255	$385,823

Tulsa Refinery
Average cost of products per produced barrel sold	$109.94	$81.32	$105.53	$82.05
Times sales of produced refined products sold (BPD)	112,710	111,880	106,400	105,360
Times number of days in period	91	91	181	181

Cost of products for produced products sold	$1,127,612	$827,925	$2,032,339	$1,564,707

Sum of cost of products for produced products sold from our three refineries (1)	$2,273,139	$1,719,312	$4,080,378	$3,294,455
Add refined product costs from purchased products sold and rounding (2)	64,110	27,827	139,583	69,329

Total refined cost of products sold	2,337,249	1,747,139	4,219,961	3,363,784
Add crude oil cost of direct sales of excess crude oil (3)	135,981	112,885	268,861	246,552
Add other refining segment cost of products sold (4)	10,205	24,738	12,539	30,859

Total refining segment cost of products sold	2,483,435	1,884,762	4,501,361	3,641,195
Subtract consolidations and eliminations	(36,340)	(36,550)	(69,649)	(69,119)

Costs of products sold (exclusive of depreciation and amortization)	$2,447,095	$1,848,212	$4,431,712	$3,572,076

(1)	The above calculations of cost of products for produced products sold can also be computed on a consolidated basis. These amounts may not calculate exactly due to rounding of reported numbers.

(2)	We purchase finished products when opportunities arise that provide a profit on the sale of such products, or to meet delivery commitments.

(3)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at carryover cost.

(4)	Other refining segment cost of products sold includes the incremental cost of products for NK Asphalt and costs attributable to feedstock and sulfur credit sales.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)

Average cost of products per produced barrel sold	$106.45	$80.74	$102.16	$81.26
Times sales of produced refined products sold (BPD)	234,650	233,990	220,660	223,980
Times number of days in period	91	91	181	181

Cost of products for produced products sold	$2,273,139	$1,719,312	$4,080,378	$3,294,455

Reconciliation of average refinery operating expenses per produced barrel sold to total operating expenses

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)
Navajo Refinery
Average refinery operating expenses per produced barrel sold	$5.17	$4.61	$5.71	$4.88
Times sales of produced refined products sold (BPD)	94,340	93,040	87,130	90,000
Times number of days in period	91	91	181	181

Refinery operating expenses for produced products sold	$44,384	$39,031	$90,050	$79,495

Woods Cross Refinery
Average refinery operating expenses per produced barrel sold	$6.16	$5.30	$6.29	$5.74
Times sales of produced refined products sold (BPD)	27,600	29,070	27,130	28,620
Times number of days in period	91	91	181	181

Refinery operating expenses for produced products sold	$15,471	$14,020	$30,887	$29,734

Tulsa Refinery
Average refinery operating expenses per produced barrel sold	$5.56	$4.70	$5.76	$5.26
Times sales of produced refined products sold (BPD)	112,710	111,880	106,400	105,360
Times number of days in period	91	91	181	181

Refinery operating expenses for produced products sold	$57,027	$47,851	$110,928	$100,309

Sum of refinery operating expenses per produced products sold from our three refineries (1)	$116,882	$100,902	$231,865	$209,538
Add other refining segment operating expenses and rounding (2)	8,399	6,549	15,495	12,507

Total refining segment operating expenses	125,281	107,451	247,360	222,045
Add HEP segment operating expenses	14,366	13,495	27,162	26,555
Add corporate and other costs	(168)	12	(174)	18
Subtract consolidations and eliminations	(134)	(127)	(260)	(243)

Operating expenses (exclusive of depreciation and amortization)	$139,345	$120,831	$274,088	$248,375

(1)
The above calculations of refinery operating expenses from produced products sold can also be computed on a consolidated basis. These amounts may not calculate exactly due to rounding of reported numbers.

(2)	Other refining segment operating expenses include the marketing costs associated with our refining segment and the operating expenses of NK Asphalt.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)

Average refinery operating expenses per produced barrel sold sold	$5.48	$4.74	$5.80	$5.17
Times sales of produced refined products sold (BPD)	234,650	233,990	220,660	223,980
Times number of days in period	91	91	181	181

Refinery operating expenses for produced products sold	$116,882	$100,902	$231,865	$209,538

Reconciliation of net operating margin per barrel to refinery gross margin per barrel to total sales and other revenues

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)
Navajo Refinery
Net operating margin per barrel	$16.95	$4.52	$13.34	$2.32
Add average refinery operating expenses per produced barrel	5.17	4.61	5.71	4.88

Refinery gross margin per barrel	22.12	9.13	19.05	7.20
Add average cost of products per produced barrel sold	104.24	82.08	100.30	82.50

Average sales price per produced barrel sold	$126.36	$91.21	$119.35	$89.70
Times sales of produced refined products sold (BPD)	94,340	93,040	87,130	90,000
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$1,084,793	$772,242	$1,882,213	$1,461,213

Woods Cross Refinery
Net operating margin per barrel	$22.07	$17.06	$17.38	$12.93
Add average refinery operating expenses per produced barrel	6.16	5.30	6.29	5.74

Refinery gross margin per barrel	28.23	22.36	23.67	18.67
Add average cost of products per produced barrel sold	99.79	74.26	94.95	74.48

Average sales price per produced barrel sold	$128.02	$96.62	$118.62	$93.15
Times sales of produced refined products sold (BPD)	27,600	29,070	27,130	28,620
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$321,535	$255,596	$582,487	$482,537

Tulsa Refinery
Net operating margin per barrel	$13.61	$4.91	$11.36	$1.43
Add average refinery operating expenses per produced barrel	5.56	4.70	5.76	5.26

Refinery gross margin per barrel	19.17	9.61	17.12	6.69
Add average cost of products per produced barrel sold	109.94	81.32	105.53	82.05

Average sales price per produced barrel sold	$129.11	$90.93	$122.65	$88.74
Times sales of produced refined products sold (BPD)	112,710	111,880	106,400	105,360
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$1,324,231	$925,766	$2,362,043	$1,692,286

Sum of refined product sales from produced products sold from our three refineries (1)	$2,730,559	$1,953,604	$4,826,743	$3,636,036
Add refined product sales from purchased products and	63,038	27,296	138,659	68,680
rounding (2)

Total refined product sales	2,793,597	1,980,900	4,965,402	3,704,716
Add direct sales of excess crude oil (3)	138,492	114,155	273,901	249,017
Add other refining segment revenue (4)	21,137	42,306	29,015	50,801

Total refining segment revenue	2,953,226	2,137,361	5,268,318	4,004,534
Add HEP segment sales and other revenues	50,940	45,483	95,945	86,172
Add corporate and other revenues	153	150	801	217
Subtract consolidations and eliminations	(37,186)	(37,134)	(71,346)	(70,773)

Sales and other revenues	$2,967,133	$2,145,860	$5,293,718	$4,020,150

(1)	The above calculations of refined product sales from produced products sold can also be computed on a consolidated basis. These amounts may not calculate exactly due to rounding of reported numbers.

(2)	We purchase finished products when opportunities arise that provide a profit on the sale of such products or to meet delivery commitments.

(3)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at carryover cost.

(4)	Other refining segment revenue includes the incremental revenues associated with NK Asphalt and revenue derived from feedstock and sulfur credit sales.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
	(Dollars in thousands, except per barrel amounts)

Net operating margin per barrel	$15.94	$6.27	$12.89	$3.26
Add average refinery operating expenses per produced barrel	5.48	4.74	5.80	5.17

Refinery gross margin per barrel	21.42	11.01	18.69	8.43
Add average cost of products per produced barrel sold	106.45	80.74	102.16	81.26

Average sales price per produced barrel sold	$127.87	$91.75	$120.85	$89.69
Times sales of produced refined products sold (BPD)	234,650	233,990	220,660	223,980
Times number of days in period	91	91	181	181

Refined product sales from produced products sold	$2,730,559	$1,953,604	$4,826,743	$3,636,036

FOR FURTHER INFORMATION, Contact:
Douglas S. Aron, Executive Vice President and
    Chief Financial Officer
M. Neale Hickerson, Vice President,
    Investor Relations
HollyFrontier Corporation
214/871-3555